SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 28, 2017

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2445 M Street, NW, Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

(202) 266-5600

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 28, 2017, The Advisory Board Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with OptumInsight, Inc. (“Optum”), a wholly owned subsidiary of UnitedHealth Group Incorporated, and Apollo Merger Sub, Inc., a wholly owned subsidiary of Optum (“Merger Sub”), pursuant to which, after the closing of the Education Transaction (as defined below), Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Optum (the “Merger”).

In addition, concurrently with the execution of the Merger Agreement, the Company entered into a Stock and Asset Purchase Agreement (the “Education Purchase Agreement”) with Avatar Holdco, LLC and Avatar Purchaser, Inc. (collectively, “Education Buyer”), pursuant to which the Company will sell its education business to Education Buyer (the “Education Transaction”). Avatar Holdco, LLC and Avatar Purchaser, Inc. were formed by Vista Equity Partners Fund VI, L.P. (“Vista”).

Merger Agreement

Upon the terms and subject to the conditions set forth in the Merger Agreement, after the closing of the Education Transaction, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Optum. Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company will be converted into the right to receive the following, without interest (the “Merger Consideration”): (i) $52.65 in cash, plus (ii) an additional cash amount based on the after-tax value of the Company’s stake in Evolent Health, Inc. (“Evolent”) and Evolent Health LLC, which additional cash amount will be determined pursuant to the formula set forth in the Merger Agreement (the “Evolent Proceeds Amount”). Pursuant to the formula set forth in the Merger Agreement, the Evolent Proceeds Amount will consist of a per-share amount of (i) the after-tax value of any shares of Evolent’s Class A and Class B common stock held by the Company as of the close of business on the third business day prior to the closing, plus (ii) the after-tax net proceeds of any sales by the Company of shares of Evolent’s Class A and Class B common stock following the date of the Merger Agreement and ending on and including the third business day prior to the closing. The Evolent Proceeds Amount is not fixed and will fluctuate prior to the closing based on changes in the trading price of Evolent’s Class A common stock, which trading price may be influenced by, among other things, market conditions.

The closing of the Merger is subject to certain conditions, including, among others, (1) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (2) the absence of any law or judgment that prevents the closing of the Merger, (3) the adoption of the Merger Agreement by Company stockholders representing a majority of the outstanding shares of Company common stock, (4) the occurrence of the closing of the Education Transaction, (5) the absence of any material adverse effect with respect to the Company’s health care business and (6) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Merger Agreement. The closing of the Merger is not subject to a financing condition.

The parties to the Merger Agreement have each made customary representations and warranties. The Company has agreed to various covenants and agreements, including, among others, (1) the Company’s agreement to conduct its business in the ordinary course consistent with past practice in all material respects during the period between the execution of the Merger Agreement and the effective time of the Merger and (2) the Company’s agreement not to solicit proposals relating to alternative transactions to the Merger or, subject to certain exceptions, engage in discussions or negotiations with respect thereto. Each of the Company and Optum have agreed to certain mutual covenants, including, among others, each party’s agreement to use reasonable best efforts to take all actions necessary to close the Merger as promptly as reasonably practicable.

The Merger Agreement contains certain termination rights for both the Company and Optum, including, without limitation, (1) each party’s right to terminate the Merger Agreement if the closing of the Merger has not occurred by the date that is seven months after the execution of the Merger Agreement or if the Education Purchase Agreement is terminated, (2) the Company’s right to terminate the Merger Agreement to enter into a definitive agreement with a third party providing for an acquisition of the Company or the Company’s health care business that is superior to the Merger, (3) Optum’s right to terminate the Merger Agreement if the Company’s board of directors changes its recommendation that the Company’s stockholders adopt the Merger Agreement and (4) Optum’s right to terminate the Merger Agreement if, at any time after December 28, 2017, all of the conditions to the Company’s obligation to consummate the Merger have been satisfied other than the closing of the Education Transaction.

If the Company terminates the Merger Agreement in order to enter into a definitive agreement with a third party providing for a superior transaction or if Optum terminates the Merger Agreement because the Company’s board of directors changes its recommendation that the Company’s stockholders adopt the Merger Agreement, the Company must pay Optum a termination fee of $42,000,000. If either party terminates the Merger Agreement because the Education Purchase Agreement is terminated or if Optum terminates the Merger Agreement as described in clause (4) of the previous paragraph, the Company must pay Optum a termination fee of $42,000,000.

At the effective time of the Merger, each Company stock option, other than those granted under the Company’s 2014 supplemental long-term incentive plan that are not vested in accordance with their terms at the effective time (such options, the “LTIP Options”), that is held by a grantee who is an active employee, other than an education employee, and that is outstanding immediately prior to the effective time, whether vested or unvested, will be assumed and converted into an option to purchase a number of shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions as were applicable immediately prior to the effective time (except that any performance-based vesting conditions applicable to such option will not apply from and after the effective time), equal to the product of (1) the total number of shares of Company common stock subject to such option, multiplied by (2) the quotient obtained by dividing the (A) Merger Consideration by (B) the volume weighted average closing sale price of UnitedHealth Group Incorporated common stock for the five full trading days ending on and including the third business day prior to the closing (the “Equity Award Conversion Ratio”), with any fractional shares rounded down to the next lower whole number of shares. The exercise price of such UnitedHealth Group Incorporated options will be equal to the quotient obtained by dividing the (1) exercise price per share applicable to the Company option by (2) the Equity Award Conversion Ratio, with any fractional shares rounded up to the next higher number of whole cents.

At the effective time of the Merger, each LTIP Option that is held by a grantee who is an active employee, other than an education employee, and that is outstanding immediately prior to the effective time will be assumed and converted into an option to purchase a number of shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions as were applicable immediately prior to the effective time, equal to the product of (1) the total number of shares of Company common stock subject to such option, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares, and with performance-vesting conditions equitably adjusted to reflect the Merger. The exercise price of such UnitedHealth Group Incorporated options will be equal to the quotient obtained by dividing the (1) exercise price per share applicable to the Company option by (2) the Equity Award Conversion Ratio, with any fractional shares rounded up to the next higher number of whole cents.

At the effective time of the Merger, each Company stock option that is held by a non-employee member of the Company’s board of directors or a former employee and that is outstanding immediately prior to the effective time, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of the Merger Consideration over the per-share exercise price for such option multiplied by the total number of shares of the Company’s common stock underlying such option, payable within two business days following the effective time.

At the effective time of the Merger, each Company performance-vested restricted stock unit granted under the Company’s 2014 supplemental long-term incentive plan (an “LTIP PSU”) that is held by a grantee who is an active employee, other than an education employee, and that is outstanding immediately prior to the effective time, whether vested or unvested, will be assumed and converted into an equivalent UnitedHealth Group Incorporated award denominated in shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions (provided that the Company’s board of directors will equitably adjust the performance-based vesting conditions applicable to such award immediately prior to the effective time), equal to the product of (1) the total number of shares of Company common stock subject to such awards, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares, and with performance-vesting conditions equitably adjusted to reflect the Merger.

At the effective time of the Merger, each Company time-vested restricted stock unit and performance-vested restricted stock unit other than the LTIP PSUs that is held by a grantee who is an active employee other than an education employee and that is outstanding immediately prior to the effective time, whether vested or unvested, will be assumed and converted into an equivalent UnitedHealth Group Incorporated award denominated in shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions (except that any performance-based vesting conditions applicable to such awards will not apply from and after the effective time), equal to the product of (1) the total number of shares of Company common stock subject to such awards, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares.

At the effective time of the Merger, each Company time-vested restricted stock unit that is held by a non-employee member of the Company’s board of directors or a former employee and that is outstanding immediately prior to the effective time, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration multiplied by the total number of shares of the Company’s common stock underlying such restricted stock unit, payable within two business days following the effective time.

In connection with the Merger Agreement, Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation, entered into a customary Stockholder Voting and Support Agreement with Optum.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or Optum. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which are made solely for the benefit of the other parties to the Merger Agreement. The representations and warranties in the Merger Agreement (1) are not intended to be treated as categorical statements of fact but rather as a way of allocating risk to one of the parties if any such representation or warranty proves to be inaccurate, (2) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, (3) may be subject to standards of materiality applicable to the parties to the Merger Agreement that differ from what might be viewed as material to stockholders of such party and (4) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. The Company’s stockholders should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or Optum.

Education Purchase Agreement

Upon the terms and subject to the conditions set forth in the Education Purchase Agreement, at the closing of the Education Transaction, the Company will sell to Education Buyer the stock of Royall Acquisition Co. and certain of the Company’s assets related to the Company’s education business for $1,550,000,000 in cash, subject to certain adjustments. Education Buyer will also assume certain of the Company’s liabilities related to the Company’s education business.

The closing of the Education Transaction is subject to certain conditions, including, among others, (1) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (2) the absence of any law or judgment that prevents the closing of the Education

Transaction, (3) the absence of any material adverse effect with respect to the Company’s education business and (4) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Education Purchase Agreement. In addition, the Company’s obligation to close the Education Transaction is subject to the satisfaction or waiver of the conditions to the closing of the Merger set forth in the Merger Agreement. The closing of the Education Transaction is not subject to a financing condition or the approval of the Company’s stockholders.

The parties to the Education Purchase Agreement have each made customary representations and warranties. The Company has agreed to various covenants and agreements, including, among others, (1) the Company’s agreement to conduct its education business in the ordinary course in all material respects during the period between the execution of the Education Purchase Agreement and the closing of the Education Transaction and (2) the Company’s agreement not to solicit proposals relating to alternative transactions to the Education Transaction or engage in discussions or negotiations with respect thereto, subject to certain exceptions. Each of the Company and Education Buyer have agreed to certain mutual covenants, including, among others, each party’s agreement to use reasonable best efforts to take all actions necessary to close the Education Transaction as promptly as reasonably practicable.

The Education Purchase Agreement contains certain termination rights for both the Company and Education Buyer, including, without limitation, (1) each party’s right to terminate the Education Purchase Agreement if the closing of the Education Transaction has not occurred by the date that is seven months after the execution of the Education Purchase Agreement, (2) the Company’s right to terminate the Education Purchase Agreement if the Merger Agreement is terminated prior to the closing of the Education Transaction, and (3) the Company’s right to terminate the Education Purchase Agreement to enter into a definitive agreement with a third party providing for an acquisition of the Company that is superior to the Education Transaction and the Merger.

If the Company terminates the Education Purchase Agreement in order to enter into a definitive agreement with a third party providing for a superior transaction, the Company must pay Education Buyer a termination fee of $47,000,000. If the Company terminates the Education Purchase Agreement because the Merger Agreement is terminated, the Company must pay Education Buyer a termination fee of $42,000,000.

Concurrently with the execution of the Education Purchase Agreement, Vista delivered to the Company a limited guaranty in favor of the Company, pursuant to which Vista guarantees Education Buyer’s obligations under the Education Purchase Agreement, subject to a maximum liability of $90,000,000. In addition, concurrently with the execution of the Education Purchase Agreement, Vista and Education Buyer entered into an equity commitment letter, pursuant to which Vista agreed to provide Education Buyer with equity financing sufficient to consummate the Education Transaction.

At the closing of the Education Transaction, each Company stock option and time- and performance-vested restricted stock unit held by an education employee shall remain outstanding. At the effective time of the Merger, each stock option that is vested in accordance with its terms prior to the Merger and each stock option granted under the Company’s 2014 supplemental long term incentive program, in each case held by an education employee (each, a “Vested Education Option”), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (1) the Merger Consideration over (2) the per-share exercise price for such option, multiplied by (ii) the total number of shares underlying each such option, with payment of the resulting amount to be made, less applicable withholding taxes, within two business days following the effective time of the Merger. At the effective time of the Merger, each other Company stock option held by an education employee will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (1) the Merger Consideration over (2) the per-share exercise price for such option, multiplied by (ii) the total number of shares of Company common stock underlying each such option assuming, for those options granted under the Royall Inducement Plan, achievement of the applicable performance metrics at the baseline level of performance (the “Education Option Consideration”). The Education Option Consideration will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such awards prior to the closing of the Merger, provided that any performance metrics applicable to such awards will no longer apply and the awards will be subject to service-based vesting only, and provided further that for those options granted under the Royall Inducement Plan, payment of the Education Option Consideration will be made (i) by the Company within two business days of the effective time of the Merger in the event that the effective time occurs on or prior to December 31, 2017 and (ii) by Education Buyer on December 31 of the year in which the effective time of the Merger occurs if the effective time occurs after December 31, 2017.

At the effective time of the Merger, each time-vested restricted stock unit held by an education employee will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of Company common stock subject to such award, which resulting amount will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such awards prior to the closing of the Merger.

At the effective time of the Merger, each performance-vested restricted stock unit held by an education employee, other than any LTIP PSU or performance-vested restricted stock unit granted under the Royall Inducement Plan, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of shares of Company common stock subject to such award (the “Education PSU Consideration”). The Education PSU Consideration will vest and become payable in accordance with the vesting schedule, terms and conditions applicable to such awards prior to the closing of the Merger, provided that any performance metrics applicable to such awards will no longer apply and the awards will be subject to service-based vesting only.

At the effective time of the Merger, each LTIP PSU held by an education employee, whether vested or unvested, will be cancelled and converted into the right to receive an amount of cash, without interest, equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of shares of Company common stock subject to such award, payable on the first anniversary of the effective time of the Merger or earlier in the event of a qualifying termination of employment.

At the effective time of the Merger, each performance-vested restricted stock unit granted under the Royall Inducement Plan held by an education employee, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of shares of Company common stock subject to such award. Payment of the resulting cash amount will be made (i) by the Company within two business days of the effective time of the Merger in the event that the effective time occurs on or prior to December 31, 2017 and (ii) by Education Buyer on December 31 of the year in which the effective time of the Merger occurs if the effective time occurs after December 31, 2017.

The foregoing description of the Education Purchase Agreement and the transactions contemplated by the Education Purchase Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of the Education Purchase Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The Education Purchase Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any factual information about the Company, Education Buyer or Vista. The Education Purchase Agreement contains representations and warranties by each of the parties to the Education Purchase Agreement, which are made solely for the benefit of the other parties to the Education Purchase Agreement. The representations and warranties in the Education Purchase Agreement (1) are not intended to be treated as categorical statements of fact but rather as a way of allocating risk to one of the parties if any such representation or warranty proves to be inaccurate, (2) may have been qualified in the Education Purchase Agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, (3) may be subject to standards of materiality applicable to the parties to the Education Purchase Agreement that differ from what might be viewed as material to stockholders or members of such party and (4) were made only as of the date of the Education Purchase Agreement or such other date or dates as may be specified in the Education Purchase Agreement. The Company’s stockholders should not rely on such representations and warranties, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Education Buyer or Vista.

Item 5.02.	Departure for Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transaction Bonus Awards

On August 28, 2017, the Company’s board of directors (1) ratified the adoption of a transaction bonus program adopted on August 23, 2017 by compensation committee of the Company’s board of directors, which was advised by the compensation committee’s independent compensation consultant, to recognize ongoing contributions in connection with the Company’s review of strategic alternatives, the Education Transaction and the Merger and to enhance corporate performance through the closing of the Merger, and (2) authorized the Company to enter into individual transaction bonus award agreements with certain of its named executive officers and certain other executive officers.

The individual transaction bonus award agreements (the “Award Agreements”) provide for a lump sum cash payment on the closing date of the Merger, subject to continued employment through such date. Assuming continued employment through the closing date of the Merger, Robert T. Musslewhite, David L. Felsenthal and Michael T. Kirshbaum will be eligible to receive $2,000,000, $750,000, and $750,000, respectively. The Award Agreements will terminate, and the transaction bonus awards will not become payable, on the earlier to occur of the date the Company’s board of directors determines that the Merger will not be consummated or December 31, 2018.

The Award Agreements provide that if an executive receives payments that are subject to excise tax on “parachute payments,” the payments will be either delivered in full and the executive will pay the applicable excise tax or will be reduced if the reduction results in an increase in after tax benefit to the executive.

The foregoing description of the Award Agreements does not purport to be complete and is qualified in the entirety by reference to the Award Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment Number 1 to The Advisory Board Company Senior Management Severance and Change of Control Plan

On August 28, 2017, the compensation committee of the Company’s board of directors amended The Advisory Board Company Senior Management Severance and Change of Control Plan (the “Severance Plan”), effective as of the consummation of the Education Transaction or the Merger, as applicable, to (1) provide that the plan shall terminate following the first anniversary of the closing date of the Education Transaction, in respect of Mr. Kirshbaum, and, for Cormac F. Miller and Richard A. Schwartz, the Merger, (2) clarify that each of the consummation of the Education Transaction and the Merger will constitute a “change in control” under the terms of the plan, and (3) limit any accelerated vesting or exercisability, as applicable, of equity or equity-based awards (or, in the case of an equity award that was converted into a restricted cash award, each then-outstanding restricted cash award) on a qualifying termination of employment to those awards granted by the Company prior to the consummation of the Education Transaction or the Merger, as applicable (the “Severance Plan Amendment”). The Severance Plan Amendment will be of no force or effect in the event that either the Education Transaction or the Merger, as applicable, is not consummated.

The foregoing description of the Severance Plan Amendment does not purport to be complete and is qualified in the entirety by reference to the Severance Plan Amendment, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

On August 29, 2017, The Advisory Board Company issued a press release announcing its entry into the Merger Agreement and the Education Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 28, 2017, by and among The Advisory Board Company, OptumInsight, Inc. and Apollo Merger Sub, Inc.*

2.2	Stock and Asset Purchase Agreement, dated as of August 28, 2017, by and between The Advisory Board Company, Avatar Holdco, LLC and Avatar Purchaser, Inc.*

10.1	Form of Transaction Bonus Award Agreement

10.2	Amendment Number 1 to The Advisory Board Company Senior Management Severance and Change of Control Plan

99.1	Press Release, dated August 29, 2017

*	Schedules (and similar attachments) to the Merger Agreement and the Education Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Advisory Board Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors discussed in “Risk Factors” in The

Advisory Board Company’s Annual Report on Form 10-K for the most recently ended fiscal year and its other filings with the Securities and Exchange Commission (SEC), which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: August 29, 2017	By: Name: Title:	/s/ Evan Farber Evan Farber Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 28, 2017, by and among The Advisory Board Company, OptumInsight, Inc. and Apollo Merger Sub, Inc.*

2.2	Stock and Asset Purchase Agreement, dated as of August 28, 2017, by and between The Advisory Board Company, Avatar Holdco, LLC and Avatar Purchaser, Inc.*

10.1	Form of Transaction Bonus Award Agreement

10.2	Amendment Number 1 to The Advisory Board Company Senior Management Severance and Change of Control Plan

99.1	Press Release, dated August 29, 2017

*	Schedules (and similar attachments) to the Merger Agreement and the Education Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Advisory Board Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.